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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1933



                                   MAY 8, 2003
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
         --------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     000-27115               77-0364943
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(STATE OR OTHER JURISDICTION OF        (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)         FILE NUMBER)       IDENTIFICATION NUMBER)



                              8725 W. HIGGINS ROAD
                             CHICAGO, ILLINOIS 60631
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

         On May 8, 2003, PCTEL, Inc. announced the signing of an agreement with respect to the sale of its HSP modem product line to Conexant Systems, Inc., as further described in the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

     The following exhibit is furnished herewith:

     99.1 Press Release, dated May 8, 2003, of PCTEL, Inc. announcing the sale of PCTEL's modem operations to Conexant Systems, Inc.








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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2003

                                         PCTEL, INC.

                                         By: /s/ John W. Schoen
                                            ------------------------------------
                                             John W. Schoen,
                                             Chief Financial Officer





Exhibit
Number      Description
------      -----------

99.1 Press Release, dated May 8, 2003, of PCTEL, Inc. announcing the sale of PCTEL's modem operations to Conexant Systems, Inc.

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